EXHIBIT 4.1

                COMMON STOCK                                     NO PAR VALUE


      RIGHTS ATTACHED TO THIS CERTIFICATE
            DESCRIBED ON REVERSE


   NUMBER                                                           SHARES

PC

                                       [GRAPHIC]

                                                               CUSIP 741932 10 7
           INCORPORATED UNDER THE LAWS                         SEE REVERSE FOR
            OF THE STATE OF LOUISIANA                        CERTAIN DEFINITIONS


                               PRIDE INTERNATIONAL, INC.

     THIS CERTIFIES that




     is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Pride International, Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and By-Laws of the Corporation as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

[PRIDE LOGO]

[SEAL]

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     Dated:



     PRESIDENT AND CHIEF EXECUTIVE OFFICER                  SECRETARY

                                   COUNTERSIGNED AND REGISTERED:
                                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                            TRANSFER AGENT
                                                             AND REGISTRAR
                                   BY

                                                      AUTHORIZED SIGNATURE

American Bank Note Company

                              PRIDE INTERNATIONAL, INC.

     The Corporation will furnish to any shareholder on request and without charge a full statement of the designations, relative rights, preferences and limitations of the shares of each class of stock authorized to be issued and of each series of each class, and a full statement of the authority of the board of directors to establish other series and to fix the relative rights, preferences and limitations of the shares of any class or series by amendment of the Corporation's Articles of Incorporation. Such request may be made to the Corporation in Houston, Texas or to the Transfer Agent and Registrar.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common        UNIF GIFT
                                       MIN ACT--___________Custodian___________
TEN ENT -- as tenants by the                       (Cust)             (Minor)
           entireties
                                                   under Uniform Gifts to Minors
JT TEN  -- as joint tenants
           with right of                           Act _________________________
           survivorship and not                            (State)
           as tenants in common

    Additional abbreviations may also be used though not in the above list.
 For value received, _______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY
    OR OTHER IDENTIFYING
     NUMBER OF ASSIGNEE
/----------------------------/ -------------------------------------------------
--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
_________________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________

                                          X_____________________________________
                                                       (Signature)
            NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE     ----
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.                   X_____________________________________
                                                        (Signature)

================================================================================
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------
SIGNATURE(S) GUARANTEED BY:

================================================================================

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Pride International, Inc. (the "Company") and American Stock Transfer & Trust Company (the "Rights Agent") dated as of September 9, 1998 as it may from time to time be supplemented or amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), AND CERTAIN TRANSFEREES THEREOF, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.